Exhibit 99.1

                                    KATY NEWS

                              FOR IMMEDIATE RELEASE

                              KATY INDUSTRIES, INC.
                       REPORTS 2003 THIRD QUARTER RESULTS

MIDDLEBURY, CT - October 30, 2003 - Katy Industries, Inc. (NYSE: KT) today reported income from continuing operations in the third quarter of 2003 of $2.0 million, or $0.24 per share, versus income from continuing operations of $1.9 million, or $0.23 per share, in the third quarter of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the third quarter of 2003 were $125.9 million, down 6.3% compared to the same period in 2002. Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding all restructuring and other non-recurring or unusual items, was $9.7 million in the third quarter of 2003, compared to $10.6 million in the same period in 2002. Please see discussion of EBITDA and non-GAAP financial measures below.

Katy also reported a loss from continuing operations for the nine months ended September 30, 2003 of ($4.1) million, or ($0.49) per share, versus income from continuing operations of $0.1 million, or $0.01 per share, in the same period of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the nine months ended September 30, 2003 were $317.8 million, down 4.8% from the same period in 2002 (excluding SESCO, a business which was exited in April 2002). EBITDA, excluding all restructuring and other non-recurring or unusual items, was $19.1 million in the nine months ended September 30, 2003, compared to $21.8 million for the same period in 2002.

During the third quarter of 2003, Katy reported restructuring and other non-recurring or unusual items of ($14.9) million pre-tax [($1.78) per share], including impairments of long-lived assets of ($5.3) million, severance, restructuring and related costs of ($3.9) million, a write down of its equity investment in Sahlman Holding Company Inc. of ($5.5) million and a loss on the sale of real estate of ($0.2) million. Katy also recorded income from discontinued operations of $12.2 million, net of tax [$1.49 per share], principally due to the sale of Duckback Products, Inc. (Duckback), as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.3) million [($0.40) per share]. Including these items, Katy reported a net loss attributable to common shareholders of ($3.7) million, or ($0.45) per share, in the third quarter of 2003, versus a net loss attributable to common shareholders of ($23.4) million, or ($2.79) per share, in the same period of 2002. During the third quarter of 2002, Katy reported restructuring and other non-recurring or unusual items of ($20.5) million pre-tax [($2.34) per share], including impairments of long-lived assets of ($11.0) million and severance, restructuring and related costs of ($9.5) million. Also during the third quarter of 2002, Katy reported results of discontinued operations of $1.0 million, net of tax [$0.13 per share], a cumulative effect of a change in accounting principle of ($4.2 million) [($0.50) per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($2.6) million [($0.31) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

For the nine months ended September 30, 2003, Katy reported restructuring and other non-recurring or unusual items of ($17.9) million pre-tax [($2.16) per share], including impairments of long-lived assets of ($7.1) million, severance, restructuring and related costs of ($5.8) million, a write down of its equity investment in Sahlman Holding Company Inc. of ($5.5 million) and a net gain on the sale of real estate of $0.5 million. Katy also reported results of discontinued operations (including an $11.5 million gain on sale of Duckback) of $14.5 million, net of tax [$1.75 per share], a gain on the early redemption of a preferred interest in a subsidiary of $6.6 million [$0.79 per share], and the impact of paid-in-kind dividends earned on convertible preferred stock of $(9.3) million [($1.12) per share]. Including these items, Katy reported a net loss attributable to common shareholders of ($10.3) million, or ($1.23) per share, in the nine months ended September 30, 2003, versus a net loss attributable to common shareholders of ($42.8) million, or $(5.11) per share, in the same period of 2002. During the nine months ended September 30, 2002, Katy reported restructuring and other non-recurring or unusual items of ($35.0) million pre-tax [($4.22) per share], including impairments of long-lived assets of ($13.4) million, severance, restructuring and related costs of ($15.6) million, and a loss on exit of the SESCO business of ($6.0) million. Also during the nine months ended September 30, 2002, Katy reported results of discontinued operations of $4.6 million, net of tax [$0.54 per share], a cumulative effect of a change in accounting principle of ($4.2 million) [($0.50) per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of $(7.9) million [$(0.94) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

"We are nearing the completion of our restructuring program. The cost reductions realized from restructuring will allow us to further improve our margins and drive growth through more competitive pricing," said C. Michael Jacobi, Katy Industries' President and Chief Executive Officer. "We continue to explore and execute new cost reduction initiatives to offset the negative effect of increases in the cost of resin and insurance. The sale of Duckback has substantially completed our program to divest our non-core businesses and has positioned us to consider acquisitions," added Mr. Jacobi.

Gross margins were 16.1% in the third quarter of 2003, unchanged from the third quarter of 2002. The favorable impact of restructuring and cost containment was offset by an unfavorable mix of higher sales to lower-margin customers and higher costs for resins. Gross margins are expected to be positively impacted in 2004 by lower depreciation expense (estimated annual impact of approximately $5 million), as a result of a significant number of assets becoming fully depreciated at the Contico business unit by the end of 2003. Selling, general and administrative expenses were down slightly year-over-year but were higher as a percentage of sales principally due to higher insurance costs. Selling, general and administrative costs discussed here exclude severance, restructuring and related costs, which are detailed in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

Interest expense declined by $0.6 million in the third quarter of 2003 versus the same period of 2002 due to lower levels of borrowings and lower interest rates. Debt at September 30, 2003 was $51.5 million [33% of total capitalization], versus $76.6 million [38% of total capitalization] at September 30, 2002. Cash on hand at September 30, 2003 was $5.4 million, versus $4.8 million at September 30, 2002.

Liquidity was negatively impacted during the nine months ended September 30, 2003, as the company used free cash flow of $17.2 million versus $4.2 million of free cash flow generated during the nine months ended September 30, 2002. Katy defines free cash flow as cash generated from operations less capital expenditures and cash dividends. Contributing to the uses of cash during the first nine months of 2003 were payments on previously recorded restructuring liabilities and higher accounts receivable balances. Also during 2003, liquidity benefited from the sale of the GC/Waldom Electronics (GC/Waldom) and Duckback businesses, which together generated $21.9 million in net proceeds and were used to pay down a portion of Katy's indebtedness.

Katy expects to continue to incur costs associated with restructuring initiatives through the end of 2003 and into the first half of 2004. Capital expenditures, severance, restructuring and related costs, and potential asset impairments related to these initiatives are expected to be in the range of $5 to $7 million. Payment-in-kind dividends on convertible preferred stock will end in December 2004, or upon the conversion of the convertible preferred stock, whichever is sooner.

Katy has completed the following sales of non-core businesses: Duckback on September 16, 2003, GC/Waldom on April 2, 2003, and the Hamilton Precision Metals, L.P. business on October 31, 2002. The results of these businesses have been classified as discontinued operations for all periods presented.

The accompanying schedules include disclosure of Katy's EBITDA (which is a non-GAAP financial measure) for certain periods with reconciliation to the comparable GAAP measure. EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, excluding discontinued operations and unusual items such as severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items. EBITDA should not be considered in isolation or as an alternative to measures determined in accordance with accounting principles generally accepted in the United States. Katy believes that, while it is a non-GAAP financial measure, EBITDA is used extensively on an internal basis, acting as a primary metric for operating performance measurement related to incentive compensation for management. EBITDA is also the prime measure of operating results used by the lenders in Katy's bank group when evaluating its performance. Katy also believes it is useful for investors to understand EBITDA because it provides a link between profitability and operating cash flow, and also enables the investor to view performance in a manner similar to the method used by management. Details regarding these items and other non-GAAP items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release. In accordance with SEC regulations regarding the disclosure of non-GAAP financial measures, the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release exclude certain unusual items that were previously included in similar reconciliations in Katy's prior press releases.

This press release may contain various forward-looking statements. The forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by, and information currently available to, the company's management. Additionally, the forward-looking statements are based on Katy's current expectations and projections about future events and trends affecting the financial condition of its business. The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy's filings with the SEC, that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation with interests primarily in Maintenance Products and Electrical Products.

Company contact:
Katy Industries, Inc.
Amir Rosenthal
(203) 598-0397

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                                Three Months Ended
                                                                          ------------------------------        $             %
                                                                          September 30,    September 30,     Change        Change
                                                                               2003            2002         Inc/(Dec)     Inc/(Dec)
                                                                          -------------    -------------    ---------     ---------
Net sales                                                                   $ 125,901        $ 134,401      $ (8,500)        (6.3%)
Cost of goods sold                                                            105,675          112,794        (7,119)        (6.3%)
                                                                            ---------        ---------      --------     --------
      Gross profit                                                             20,226           21,607        (1,381)        (6.4%)
Selling, general & administrative expenses                                     15,613           16,059          (446)        (2.8%)
Impairments of long-lived assets                                                5,255           10,986        (5,731)       (52.2%)
Severance, restructuring & related costs                                        3,871            9,486        (5,615)       (59.2%)
                                                                            ---------        ---------      --------     --------
      Operating loss                                                           (4,513)         (14,924)       10,411         69.8%
Equity in loss of unconsolidated investment (including impairment
      charge of $5.5 million in 2003)                                          (5,478)             (40)       (5,438)    (13595.0%)
Interest, net                                                                  (1,138)          (1,758)          620         35.3%
Other, net                                                                       (601)            (107)         (494)      (461.7%)
                                                                            ---------        ---------      --------     --------
      Loss before provision for income taxes                                  (11,730)         (16,829)        5,099         30.3%
Provision for income taxes                                                       (905)            (430)         (475)      (110.5%)
                                                                            ---------        ---------      --------     --------
      Loss from continuing operations before distributions on
           preferred interest in subsidiary                                   (12,635)         (17,259)        4,624         26.8%
Distributions on preferred interest in subsidiary, net of tax                      --             (328)          328          N/M
                                                                            ---------        ---------      --------     --------
      Loss from continuing operations                                         (12,635)         (17,587)        4,952         28.2%
Income from operations of discontinued businesses, net of tax                     736            1,028          (292)       (28.4%)
Gain on sale of discontinued businesses, net of tax                            11,481               --        11,481          N/M
                                                                            ---------        ---------      --------     --------
      Loss before cumulative effect of a change in accounting principle          (418)         (16,559)       16,141         97.5%
Cumulative effect of a change in accounting principle, net of tax                  --           (4,190)        4,190          N/M
                                                                            ---------        ---------      --------     --------
      Net loss                                                                   (418)         (20,749)       20,331         98.0%
Payment in kind dividends on convertible preferred stock                       (3,324)          (2,615)         (709)       (27.1%)
                                                                            ---------        ---------      --------     --------
      Net loss attributable to common stockholders                          $  (3,742)       $ (23,364)     $ 19,622         84.0%
                                                                            =========        =========      ========     ========

Income (loss) per share of common stock - Basic and diluted:
Income from continuing operations excluding payment in kind
      dividends and unusual items                                           $    0.24        $    0.23      $   0.01          4.3%
Payment in kind dividends on convertible preferred stock                        (0.40)           (0.31)        (0.09)       (29.0%)
Unusual items (see attached schedule)                                           (1.77)           (2.33)         0.56         24.0%
                                                                            ---------        ---------      --------     --------
      Loss from continuing operations attributable to common
           stockholders                                                         (1.93)           (2.41)         0.48         19.9%
Discontinued operations                                                          1.48             0.12          1.36       1133.3%
Cumulative effect of a change in accounting principle                              --            (0.50)         0.50          N/M
                                                                            ---------        ---------      --------     --------
      Net loss attributable to common stockholders                          $   (0.45)           (2.79)     $   2.34         83.9%
                                                                            =========        =========      ========     ========

Average shares outstanding - Basic & Diluted                                    8,237            8,362
                                                                            =========        =========

Other Information

Working capital, excluding current bank debt and
      current deferred tax balances                                         $  49,164        $  65,726      $(16,562)       (25.2%)
                                                                            =========        =========      ========     ========
Bank debt, including portions classified as current                         $  51,469        $  76,614      $(25,145)       (32.8%)
                                                                            =========        =========      ========     ========
Preferred interest in subsidiary                                            $      --        $  16,400      $(16,400)      (100.0%)
                                                                            =========        =========      ========     ========
Stockholders' equity                                                        $ 102,959        $ 124,310      $(21,351)       (17.2%)
                                                                            =========        =========      ========     ========
Capital expenditures                                                        $   2,395        $   1,737      $    658         37.9%
                                                                            =========        =========      ========     ========

N/M - Not meaningful

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                             Nine Months Ended
                                                                       ------------------------------          $              %
                                                                       September 30,    September 30,       Change         Change
                                                                            2003            2002           Inc/(Dec)      Inc/(Dec)
                                                                       -------------    -------------      ---------      ---------
Net sales                                                                $ 317,814        $ 335,121        $(17,307)         (5.2%)
Cost of goods sold                                                         269,353          282,350         (12,997)         (4.6%)
                                                                         ---------        ---------        --------       -------
      Gross profit                                                          48,461           52,771          (4,310)         (8.2%)
Selling, general & administrative expenses                                  45,595           46,640          (1,045)         (2.2%)
Impairments of long-lived assets                                             7,055           13,380          (6,325)        (47.3%)
Severance, restructuring & related costs                                     5,812           15,567          (9,755)        (62.7%)
Loss on SESCO transaction                                                       --            6,010          (6,010)          N/M
                                                                         ---------        ---------        --------       -------
       Operating loss                                                      (10,001)         (28,826)         18,825          65.3%
Equity in (loss) income of unconsolidated investment (including
      impairment charge of $5.5 million in 2003)                            (5,689)             606          (6,295)      (1038.8%)
Interest, net                                                               (4,701)          (4,662)            (39)         (0.8%)
Other, net                                                                     408             (326)            734         225.2%
                                                                         ---------        ---------        --------       -------
      Loss before provision for income taxes                               (19,983)         (33,208)         13,225          39.8%
Provision for income taxes                                                  (1,844)          (1,102)           (742)        (67.3%)
                                                                         ---------        ---------        --------       -------
      Loss from continuing operations before distributions on
           preferred interest in subsidiary                                (21,827)         (34,310)         12,483          36.4%
Distributions on preferred interest in subsidiary, net of tax                 (123)            (984)            861          87.5%
                                                                         ---------        ---------        --------       -------
      Loss from continuing operations                                      (21,950)         (35,294)         13,344          37.8%
Income from operations of discontinued businesses, net of tax                3,201            4,575          (1,374)        (30.0%)
Gain on sale of discontinued businesses, net of tax                         11,285               --          11,285           N/M
                                                                         ---------        ---------        --------       -------
      Loss before cumulative effect of a change in accounting
           principle                                                        (7,464)         (30,719)         23,255          75.7%
Cumulative effect of a change in accounting principle, net of tax               --           (4,190)          4,190           N/M
                                                                         ---------        ---------        --------       -------
      Net loss                                                              (7,464)         (34,909)         27,445          78.6%
Gain on early redemption of preferred interest in subsidiary                 6,560               --           6,560           N/M
Payment in kind dividends on convertible preferred stock                    (9,349)          (7,852)         (1,497)        (19.1%)
                                                                         ---------        ---------        --------       -------
      Net loss attributable to common stockholders                       $ (10,253)       $ (42,761)       $ 32,508         (76.0%)
                                                                         =========        =========        ========       =======

(Loss) income per share of common stock - Basic and diluted:
(Loss) income from continuing operations excluding payment in kind
      dividends and unusual items                                        $   (0.49)       $    0.01        $  (0.50)      (5000.0%)
Gain on early redemption of preferred interest in subsidiary                  0.79               --            0.79           N/M
Payment in kind dividends on convertible preferred stock                     (1.12)           (0.94)          (0.18)        (19.1%)
Unusual items (see attached schedule)                                        (2.15)           (4.23)           2.08          49.2%
                                                                         ---------        ---------        --------       -------
      Loss from continuing operations attributable to common
           stockholders                                                      (2.97)           (5.16)           2.19          42.4%
Discontinued operations                                                       1.74             0.55            1.19         216.4%
Cumulative effect of a change in accounting principle                           --            (0.50)           0.50           N/M
                                                                         ---------        ---------        --------       -------
      Net loss attributable to common stockholders                       $   (1.23)       $   (5.11)       $   3.88          75.9%
                                                                         =========        =========        ========       =======

Average shares outstanding - Basic & Diluted                                 8,314            8,372
                                                                         =========        =========

Other Information

Working capital, excluding current bank debt and current deferred
      tax balances                                                       $  49,164        $  65,726        $(16,562)        (25.2%)
                                                                         =========        =========        ========       =======
Bank debt, including portions classified as current                      $  51,469        $  76,614        $(25,145)        (32.8%)
                                                                         =========        =========        ========       =======
Preferred interest in subsidiary                                         $      --        $  16,400        $(16,400)       (100.0%)
                                                                         =========        =========        ========       =======
Stockholders' equity                                                     $ 102,959        $ 124,310        $(21,351)        (17.2%)
                                                                         =========        =========        ========       =======
Capital expenditures                                                     $   7,137        $   8,233        $ (1,096)        (13.3%)
                                                                         =========        =========        ========       =======

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS
(In thousands, except per share data)

                                                                                    UNAUDITED

                                                                               Three Months Ended
                                                         -------------------------------------------------------------
                                                                                               Excluding
                                                         September 30,       Unusual            Unusual
                                                             2003           Items (a)            Items     % of sales
                                                         -------------      ---------          ----------------------
Net sales                                                  $ 125,901        $     --           $ 125,901        100.0%
Cost of goods sold                                           105,675              --             105,675         83.9%
                                                           ---------        --------           ----------------------
   Gross profit                                               20,226              --              20,226         16.1%
Selling, general & administrative expenses                    15,613              --              15,613         12.4%
Impairments of long-lived assets                               5,255          (5,255)                 --          0.0%
Severance, restructuring & related costs                       3,871          (3,871)                 --          0.0%
                                                           ---------        --------           ----------------------
   Operating (loss) income                                    (4,513)          9,126               4,613          3.7%
Equity in (loss) income of unconsolidated investment
   (including impairment charge of $5.5 million)              (5,478)          5,521                  43          0.0%
Interest, net                                                 (1,138)             --              (1,138)        (0.9%)
Other, net                                                      (601)            233(b)             (368)        (0.3%)
                                                           ---------        --------           ----------------------
   (Loss) income before provision for income taxes           (11,730)         14,880               3,150          2.5%
Provision for income taxes                                      (905)           (292)(c)          (1,197)        (0.9%)
                                                           ---------        --------           ----------------------
   (Loss) income from continuing operations                $ (12,635)       $ 14,588           $   1,953          1.6%
                                                           =========        ========           ======================

Earnings before interest, taxes, depreciation and          Pretax income                       $   3,150
   amortization (excluding discontinued operations         Interest                                1,138
   and unusual items)                                      Depreciation and amortization           5,376
                                                                                               ----------------------
                                                           EBITDA                              $   9,664          7.7%
                                                                                               ======================

(a) Unusual items include severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items.

(b)   Loss on sale of real estate

(c) Adjustment to reflect a more normalized effective tax rate excluding unusual items.

                                                                               Three Months Ended
                                                         -------------------------------------------------------------
                                                                                               Excluding
                                                         September 30,       Unusual            Unusual
                                                             2002           Items (a)            Items     % of sales
                                                         -------------      ---------          ----------------------
Net sales                                                  $ 134,401        $     --           $ 134,401        100.0%
Cost of goods sold                                           112,794              --             112,794         83.9%
                                                           ---------        --------           ----------------------
   Gross profit                                               21,607              --              21,607         16.1%
Selling, general & administrative expenses                    16,059              --              16,059         12.0%
Impairments of long-lived assets                              10,986         (10,986)                 --          0.0%
Severance, restructuring & related costs                       9,486          (9,486)                 --          0.0%
                                                           ---------        --------           ----------------------
   Operating (loss) income                                   (14,924)         20,472               5,548          4.1%
Equity in loss of equity method investment                       (40)             --                 (40)        (0.0%)
Interest, net                                                 (1,758)             --              (1,758)        (1.3%)
Other, net                                                      (107)             --                (107)        (0.1%)
                                                           ---------        --------           ----------------------
   (Loss) income before provision for income taxes           (16,829)         20,472               3,643          2.7%
Provision for income taxes                                      (430)           (954)(b)          (1,384)        (1.0%)
                                                           ---------        --------           ----------------------
   (Loss) income before distributions on preferred
      interest in subsidiary                                 (17,259)         19,518               2,259          1.7%
Distributions on preferred interest of subsidiary,
   net of tax                                                   (328)             --                (328)        (0.3%)
                                                           ---------        --------           ----------------------
   (Loss) income from continuing operations                $ (17,587)       $ 19,518           $   1,931          1.4%
                                                           =========        ========           ======================

Earnings before interest, taxes, depreciation and          Pretax income                       $   3,643
   amortization (excluding discontinued operations         Interest                                1,758
   and unusual items)                                      Depreciation and amortization           5,221
                                                                                               ----------------------
                                                           EBITDA                              $  10,622          7.9%
                                                                                               ======================

(a) Unusual items include severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items.

(b) Adjustment to reflect a more normalized effective tax rate excluding unusual items.

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS
(In thousands, except per share data)

                                                                                    UNAUDITED

                                                                               Nine Months Ended
                                                         -------------------------------------------------------------
                                                                                               Excluding
                                                         September 30,       Unusual            Unusual
                                                             2003           Items (a)            Items     % of sales
                                                         -------------      ---------          ----------------------
Net sales                                                  $ 317,814        $     --           $ 317,814        100.0%
Cost of goods sold                                           269,353              --             269,353         84.8%
                                                           ---------        --------           ----------------------
   Gross profit                                               48,461              --              48,461         15.2%
Selling, general & administrative expenses                    45,595              --              45,595         14.3%
Impairments of long-lived assets                               7,055          (7,055)                 --          0.0%
Severance, restructuring & related costs                       5,812          (5,812)                 --          0.0%
                                                           ---------        --------           ----------------------
   Operating (loss) income                                   (10,001)         12,867               2,866          0.9%
Equity in loss of unconsolidated investment
   (including impairment charge of $5.5 million)              (5,689)          5,521                (168)        (0.1%)
Interest, net                                                 (4,701)             --              (4,701)        (1.5%)
Other, net                                                       408            (520)(b)            (112)        (0.0%)
                                                           ---------        --------           ----------------------
   Loss before provision for income taxes                    (19,983)         17,868              (2,115)        (0.7%)
Provision for income taxes                                    (1,844)             --              (1,844)        (0.6%)
                                                           ---------        --------           ----------------------
   Loss before distributions on preferred interest
      in subsidiary                                          (21,827)         17,868              (3,959)        (1.3%)
Distributions on preferred interest of subsidiary,
   net of tax                                                   (123)             --                (123)        (0.0%)
                                                           ---------        --------           ----------------------
      Loss from continuing operations                      $ (21,950)       $ 17,868           $  (4,082)        (1.3%)
                                                           =========        ========           ======================

Earnings before interest, taxes, depreciation and          Pretax income                       $  (2,115)
   amortization (excluding discontinued operations         Interest                                4,701
   and unusual items)                                      Depreciation and amortization          16,531
                                                                                               ----------------------
                                                           EBITDA                              $  19,117          6.0%
                                                                                               ======================

(a) Unusual items include severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items.

(b)   Net gain on sale of real estate

                                                                               Nine Months Ended
                                                         -------------------------------------------------------------
                                                                                               Excluding
                                                         September 30,       Unusual            Unusual
                                                             2002           Items (a)            Items     % of sales
                                                         -------------      ---------          ----------------------
Net sales                                                  $ 335,121        $     --           $ 335,121        100.0%
Cost of goods sold                                           282,350              --             282,350         84.3%
                                                           ---------        --------           ----------------------
   Gross profit                                               52,771              --              52,771         15.7%
Selling, general & administrative expenses                    46,640              --              46,640         13.9%
Impairments of long-lived assets                              13,380         (13,380)                 --          0.0%
Severance, restructuring & related costs                      15,567         (15,567)                 --          0.0%
Loss on SESCO transaction                                      6,010          (6,010)(b)              --          0.0%
                                                           ---------        --------           ----------------------
   Operating (loss) income                                   (28,826)         34,957               6,131          1.8%
Equity in income of unconsolidated investment                    606              --                 606          0.2%
Interest, net                                                 (4,662)             --              (4,662)        (1.4%)
Other, net                                                      (326)             --                (326)        (0.1%)
                                                           ---------        --------           ----------------------
   (Loss) income before provision for income taxes           (33,208)         34,957               1,749          0.5%
Provision for income taxes                                    (1,102)            437(c)             (665)        (0.2%)
                                                           ---------        --------           ----------------------
   (Loss) income before distributions on preferred
      interest in subsidiary                                 (34,310)         35,394               1,084          0.3%
Distributions on preferred interest of subsidiary,
   net of tax                                                   (984)             --                (984)        (0.3%)
                                                           ---------        --------           ----------------------
   (Loss) income from continuing operations                $ (35,294)       $ 35,394           $     100          0.0%
                                                           =========        ========           ======================

Earnings before interest, taxes, depreciation and          Pretax income                       $   1,749
   amortization (excluding discontinued operations         Interest                                4,662
   and unusual items)                                      Depreciation and amortization          15,396
                                                                                               ----------------------
                                                           EBITDA                              $  21,807          6.5%
                                                                                               ======================

(a) Unusual items include severance, restructuring and related costs, impairments of long-lived assets, and other non-recurring items.

(b)   SESCO partnership transaction

(c) Adjustment to reflect a more normalized effective tax rate excluding unusual items.

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

Assets                                                         September 30,     December 31,     September 30,
Current assets:                                                     2003             2002            2002 (a)
                                                               -------------     ------------     -------------
       Cash                                                       $  5,398         $  4,842         $  4,808
       Accounts receivable, net                                     70,474           58,463           85,511
       Inventory, net                                               59,525           56,806           62,157
       Deferred tax asset                                               --               --            8,160
       Prepaid assets and other                                      2,289            1,775            2,859
       Current assets of discontinued operations (b)                 2,089            7,748           20,157
                                                                  --------         --------         --------
Total current assets                                               139,775          129,634          183,652
                                                                  --------         --------         --------

Other assets:
       Goodwill                                                     10,543           10,543           10,543
       Intangibles, net                                             24,988           25,536           27,842
       Other assets                                                 12,094           19,601           18,697
       Non-current assets of discontinued operations (b)                --            4,069           10,592
                                                                  --------         --------         --------
Total other assets                                                  47,625           59,749           67,674
                                                                  --------         --------         --------

Property, plant and equipment, net                                  71,987           86,594           93,554

                                                                  --------         --------         --------
Total assets                                                      $259,387         $275,977         $344,880
                                                                  ========         ========         ========

Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                                           $ 39,373         $ 36,765         $ 51,135
       Accrued liabilities and other                                50,477           54,700           56,321
       Current maturities of debt                                   14,741              700            6,733
       Revolving credit facility                                    35,088           44,751           60,565
       Current liabilities of discontinued operations (b)              761            2,963            4,080
                                                                  --------         --------         --------
Total current liabilities                                          140,440          139,879          178,834

Long-term debt, less current portion                                 1,640               --            9,316
Other liabilities                                                   14,296           17,526           15,240
Non-current liabilities of discontinued operations (b)                  52               --              780

                                                                  --------         --------         --------
Total liabilities                                                  156,428          157,405          204,170
                                                                  --------         --------         --------

Preferred interest in subsidiary                                        --           16,400           16,400

Total stockholders' equity                                         102,959          102,172          124,310

                                                                  --------         --------         --------
Total liabilities and stockholders' equity                        $259,387         $275,977         $344,880
                                                                  ========         ========         ========

(a) Certain amounts have been reclassified to conform with current year presentation.

(b) Amounts include assets and liabilities of Hamilton Precision Metals, GC/Waldom Electronics and Duckback Products, Inc.

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)

                                                              For the nine months ended
                                                           -------------------------------          $                 %
                                                           September 30,     September 30,       Change            Change
                                                                2003              2002          Inc/(Dec)         Inc/(Dec)
                                                           -------------     -------------      ---------         ---------
Cash flows from operating activities:
   Net loss                                                  $ (7,464)         $(34,909)
   Income from operations of discontinued businesses          (14,486)           (4,575)
                                                             --------          --------
     Loss from continuing operations                          (21,950)          (39,484)
     Cumulative effect of a change in accounting
       principle                                                                  4,190
   Depreciation and amortization                               16,531            15,396
   Impairments of long-lived assets                             7,055            13,380
   Write-off and amortization of debt issuance costs            2,057             1,185
   (Gain) loss on sale of assets                                 (573)              116
   Loss on SESCO transaction                                       --             6,010
   Equity in loss (income) of unconsolidated
     investment (including impairment charge of $5.5
     million in 2003)                                           5,689              (606)
                                                             --------          --------
                                                                8,809               187
   Changes in operating assets and liabilities:
     Accounts receivable                                       (9,969)          (17,587)
     Inventories                                               (1,095)           (9,623)
     Accounts payable                                           1,894            17,925
     Accrued expenses                                          (5,166)            7,442
     Other                                                     (4,777)            7,755
                                                             --------          --------
                                                              (19,113)            5,912

   Net cash (used in) provided by continuing
     operations                                               (10,304)            6,099
   Net cash provided by discontinued operations                   227             6,348
                                                             --------          --------          -------         -------
   Net cash (used in) provided by operating
     activities                                               (10,077)           12,447          (22,524)           (181%)
                                                             --------          --------          -------         -------

Cash flows from investing activities:
   Capital expenditures of continuing operations               (7,026)           (7,827)
   Capital expenditures of discontinued operations               (111)             (406)
   Acquisition of subsidiary                                   (1,161)               --
   Collections of notes receivable from sales of
     subsidiaries                                               1,139               722
   Proceeds from sale of subsidiaries, net                     21,948                --
   Proceeds from sale of assets                                 2,389               114
                                                             --------          --------          -------         -------
   Net cash provided by (used in) investing
     activities                                                17,178            (7,397)          24,575             332%
                                                             --------          --------          -------         -------

Cash flows from financing activities:
   Net borrowings on revolving loans, prior to
     refinancing                                                7,965             3,565
   Repayment of term loans prior to refinancing                    --           (10,994)
   Repayment of borrowings under revolving loans at
     refinancing                                              (52,716)               --
   Proceeds on initial borrowings at refinancing --
     term loans                                                20,000                --
   Proceeds on initial borrowings at refinancing --
     revolving loans                                           43,743                --
   Net borrowings on revolving loans following
     refinancing                                               (8,655)               --
   Repayments of term loans following refinancing              (3,619)
   Direct costs associated with debt facilities                (1,464)             (547)
   Redemption of preferred interest of subsidiary              (9,840)               --
   Repayment of real estate and chattel mortgages                (700)              (50)
   Repurchases of common stock                                 (1,391)               --
                                                             --------          --------          -------         -------
   Net cash used in financing activities                       (6,677)           (8,026)           1,349              17%
                                                             --------          --------          -------         -------

Effect of exchange rate changes on cash and cash
   equivalents                                                    132               (52)
                                                             --------          --------
Net increase (decrease) in cash and cash equivalents              556            (3,028)
Cash and cash equivalents, beginning of period                  4,842             7,836
                                                             --------          --------          -------         -------
Cash and cash equivalents, end of period                     $  5,398          $  4,808          $   590              12%
                                                             ========          ========          =======         =======